Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of First South Bancorp, Inc. (the “Registrant”) hereby certify that this amended Annual Report on Form 10-K/A for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Thomas A. Vann
	Name:	Thomas A. Vann
	Title:	President and Chief Executive Officer

By:	/s/ William L. Wall
	Name:	William L. Wall
	Title:	Executive Vice President,
Chief Financial Officer and Secretary

Date: May 11, 2009